UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 16, 2010
(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.
(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	1-10351 (Commission File Number)	Not Applicable (IRS Employer Identification No.)
122 – 1st Avenue South
Saskatoon, Saskatchewan, Canada S7K 7G3
(Address of principal executive offices, including zip code)
306 / 933-8500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     On August 17, 2010, Potash Corporation of Saskatchewan Inc. (the “Company”) filed a Current Report on Form 8-K (the “Report”) with the Securities and Exchange Commission to report that the Board of Directors of the Company adopted a Shareholder Rights Plan, the terms and conditions of which are set out in a shareholder rights plan agreement, dated August 16, 2010 (the “Shareholder Rights Plan”). This Amendment No. 1 to the Report amends Item 1.01 of the Report and adds Item 9.01 to the Report to include the Shareholder Rights Plan as an exhibit.
Item 1.01 Entry into a Material Definitive Agreement.
     A Copy of the Shareholder Rights Plan is attached as Exhibit 4.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

4.1	Shareholder Rights Plan Agreement, dated August 16, 2010, between Potash Corporation of Saskatchewan Inc. and CIBC Mellon Trust Company, as Rights Agent.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.

By: Name:	/s/ Joseph Podwika Joseph Podwika
Title:	Senior Vice President, General Counsel and Secretary
Dated: August 20, 2010

Index to Exhibits

Exhibit Number	Exhibit Description

4.1	Shareholder Rights Plan Agreement, dated August 16, 2010, between Potash Corporation of Saskatchewan Inc. and CIBC Mellon Trust Company, as Rights Agent.